Exhibit 10.6

ATLASSIAN CORPORATION PLC

2015 SHARE INCENTIVE PLAN

SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Atlassian Corporation Plc 2015 Share Incentive Plan (the “Plan”).  The purpose of the Plan is to encourage and enable the executive officers and employees of Atlassian Corporation Plc (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company.  It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company and its Subsidiaries.

The following terms shall be defined as set forth below:

“Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation and leadership development committee of the Board or a similar committee performing the functions of the compensation and leadership development committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Share Options, Non-Qualified Share Options, Share Appreciation Rights, Restricted Share Units, Restricted Share Awards, Unrestricted Share Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan.  Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the U.S. Internal Revenue Code of 1986, as amended, and any successor code, and related rules, regulations, guidance and interpretations.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the Shares specified in the Dividend Equivalent Right (or other Award to which it relates) if such Shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 21.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Share on any given date means the fair market value of the Share determined in good faith by the Administrator; provided, however, that if the Share is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to the closing price on the given date.  If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations; provided further, however, that if the date for which Fair Market Value is determined is the first day when trading prices for the Share are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering.

“Incentive Share Option” means any Share Option designated and qualified as an “incentive share option” as defined in Section 422 of the Code.

“Initial Public Offering” means the first underwritten, firm commitment public offering pursuant to an effective registration statement under the Act covering the offer and sale by the Company of its equity securities, or such other event as a result of or following which the Shares shall be publicly held.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Share Option” means any Share Option that is not an Incentive Share Option.

“Option” or “Share Option” means any option to purchase Shares granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Share Award, Restricted Share Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals applicable to a Performance Share Award for a Performance Cycle.  The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company,

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Subsidiary or a unit, division or group of the Company) that will be used to establish Performance Goals are limited to the following:  total shareholder return, earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Shares, economic value-added, funds from operations or similar measure, sales or revenue or bookings, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share, sales or market shares, number of customers and number of average users, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.  The Administrator may appropriately adjust any evaluation performance under a Performance Criterion to exclude any of the following events that occurs during a Performance Cycle: (i) asset write-downs or impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reporting results, (iv) accruals for reorganizations and restructuring programs, and (v) any item of an unusual nature or of a type that indicates infrequency of occurrence, or both, including those described in the Financial Accounting Standards Board’s authoritative guidance or similar guidance from any other accounting standards board relevant to the Company and/or in management’s discussion and analysis of financial condition of operations appearing the Company’s annual report to shareholders for the applicable year.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Share Award, Restricted Share Units, Performance Share Award or Cash-Based Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals.  Each such period shall not be less than 12 months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means an Award entitling the recipient to acquire Shares upon the attainment of specified performance goals.

“Restricted Shares” means the Shares underlying a Restricted Share Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Share Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Share Units” means an Award of share units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity (including in connection with a voluntary winding up of the Company), (ii) a merger, reorganization or consolidation pursuant to

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which the holders of the Company’s outstanding voting power and outstanding shares immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding shares or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the shares of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by shareholders, per Share pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code.

“Share” means the Class A ordinary shares, nominal value $0.10 per share, of the Company, subject to adjustments pursuant to Section 3.

“Share Appreciation Right” means an Award entitling the recipient to receive Shares or a cash payment having a value equal to the excess of the Fair Market Value of the Share on the date of exercise over the exercise price of the Share Appreciation Right multiplied by the number of Shares with respect to which the Share Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has more than a 50 percent interest, either directly or indirectly.

“Tax Liability” means any amount of U.S. or non-U.S. federal, state or local income tax, social security (or similar) contributions, payroll tax, fringe benefits tax, payment on account and/or other tax-related items related to any Award granted under the Plan and legally applicable to the grantee, which any member of the Company and/or a Subsidiary becomes liable to pay on the grantee’s behalf to the relevant authorities in any jurisdiction.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of shares of the Company or any parent or subsidiary corporation.

“Unrestricted Share Award” means an Award of Shares free of any restrictions.

SECTION 2.  ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)                                 Administration of Plan.  The Plan shall be administered by the Administrator.

(b)                                 Powers of Administrator.  The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)                                     to select the individuals to whom Awards may from time to time be granted;

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(ii)                                  to determine the time or times of grant, and the extent, if any, of Incentive Share Options, Non-Qualified Share Options, Share Appreciation Rights, Restricted Share Awards, Restricted Share Units, Unrestricted Share Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)                               to determine the number of Shares to be covered by any Award;

(iv)                              to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v)                                 to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)                              to modify or otherwise adjust the vesting of Awards (including, but not limited to, extending on a proportionate basis the vesting period) in the event that a grantee changes between full-time and part-time status or takes a leave of absence;

(vii)                           subject to the provisions of Section 5(c), to extend at any time the period in which Share Options and Share Appreciation Rights may be exercised; and

(viii)                        at any time to adopt, alter and repeal such rules, subplans, guidelines and practices for operation and administration of the Plan, to ensure or facilitate compliance with local laws and regulations and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)                                  Delegation of Authority to Grant Awards.  Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company, the Chair of the compensation and leadership development committee of the Board or a committee including the Chief Executive Officer of the Company or the Chair of the compensation and leadership development committee of the Board, all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees.  Any such delegation by the Administrator shall include a limitation as to the amount of Shares underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria.  The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

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(d)                                 Award Certificate.  Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e)                                  Indemnification.  Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f)                                   Non-U.S. Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply or facilitate compliance with the laws and regulations in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to:  (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply or facilitate compliance with applicable foreign laws and regulations; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply or facilitate compliance with any local governmental regulatory exemptions or approvals.  Notwithstanding the foregoing, the Administrator may not take any actions hereunder, no Awards shall be granted and no Shares pursuant to Awards shall be issued that would violate the Exchange Act or any other applicable United States or non-U.S. securities laws and regulations, the Code, or any other applicable United States or non-U.S. governing statute or law or any other governing statute, regulation or law which the Company or a Subsidiary is subject to.

SECTION 3.  SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)                                 Shares Issuable.  The maximum number of Share reserved and available for issuance under the Plan shall be 20,700,000 Shares (the “Initial Limit”), subject to adjustment as provided in Section 3(b), plus on July 1, 2016 and each July 1 thereafter, the number of Shares reserved and available for issuance under the Plan shall be cumulatively increased by 5 percent of the number of Shares issued and outstanding on the immediately preceding June 30 or such lesser number of Shares as determined by the Administrator in its sole discretion (the “Annual Increase”), subject in each case, to adjustment as provided in Section 3(b).  Subject to such overall limitation, the maximum aggregate number of Shares that may be issued in the form of Incentive Share Options shall not exceed the Initial Limit cumulatively increased on July 1, 2016 and on each July 1 thereafter by the lesser of the Annual Increase for such year or 10,350,000

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Shares, subject in all cases to adjustment as provided in Section 3(b). For purposes of the share reserve, the Shares underlying any Awards under the Plan or under the Company’s UK Employee Share Option Plan, 2013 U.S. Share Option Plan or 2014 Restricted Share Unit Plan that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Shares or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan.  In the event the Company repurchases Shares on the open market, such Shares shall not be added to the Shares available for issuance under the Plan.  Subject to such overall limitations, Shares may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that to the extent the Company is or becomes subject to Section 162(m) of the Code and pays “compensation” (within the meaning of Section 162(m) of the Code) to Covered Employees, Share Options or Share Appreciation Rights with respect to no more than 5,000,000 Shares may be granted to any one individual grantee during any one calendar year period.  The Shares available for issuance under the Plan may be authorized but unissued Shares or Shares reacquired by the Company.

(b)                                 Changes in Shares.  Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, share dividend, share split, reverse share split or other similar change in the Company’s capital share, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such Shares or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding Shares are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Share Options, (ii) the number of Share Options or Share Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Share Award, and (v) the exercise price for each share subject to any then outstanding Share Options and Share Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Share Options and Share Appreciation Rights) as to which such Share Options and Share Appreciation Rights remain exercisable.  The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event.  The Administrator shall ensure that any adjustment which would have the effect of reducing the exercise price of unissued Shares to less than the nominal value of a Share may only be made if and to the extent that the Administrator shall be authorized to capitalize from the reserves of the Company a sum equal to the amount by which the nominal value of a Share exceeds the adjusted price per Share or, where required by any applicable law, using such mechanism involving a third party as the Administrator considers necessary.  The adjustment by the Administrator shall be final, binding and conclusive.  No fractional Shares shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

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(c)                                  Mergers and Other Transactions.  In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (provided that the per share exercise price shall not be less than the nominal value of each share unless the provisions set out in Section 20(c) below are applied).  To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate.  In such case, except as may be otherwise provided in the relevant Award Certificate, all Options and Share Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate.  In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Share Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of Shares subject to outstanding Options and Share Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Share Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Share Appreciation Rights (to the extent then exercisable) held by such grantee.

SECTION 4.  ELIGIBILITY

Grantees under the Plan will be such full or part-time executive officers and other employees of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.  SHARE OPTIONS

(a)                                 Award of Share Options.  The Administrator may grant Share Options under the Plan.  Any Share Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Share Options granted under the Plan may be either Incentive Share Options or Non-Qualified Share Options.  Incentive Share Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.  To the extent that any Option does not qualify as an Incentive Share Option, it shall be deemed a Non-Qualified Share Option.

Share Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the

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terms of the Plan, as the Administrator shall deem desirable.  If the Administrator so determines, Share Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b)                                 Exercise Price.  The exercise price per Share covered by a Share Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant.  In the case of an Incentive Share Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Share Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(c)                                  Option Term.  The term of each Share Option shall be fixed by the Administrator, but no Share Option shall be exercisable more than ten years after the date the Share Option is granted.  In the case of an Incentive Share Option that is granted to a Ten Percent Owner, the term of such Share Option shall be no more than five years from the date of grant.

(d)                                 Exercisability; Rights of a Shareholder.  Share Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date.  The Administrator may at any time accelerate the exercisability of all or any portion of any Share Option.  An optionee shall have the rights of a shareholder only as to Shares acquired upon the exercise of a Share Option and not as to unexercised Share Options.

(e)                                  Method of Exercise.  Share Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company or an agent designated by the Company, specifying the number of Shares to be purchased.  Payment of the exercise price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Certificate:

(i)                                     In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)                                  Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of Shares that are not then subject to restrictions under any Company plan.  Such surrendered Shares shall be valued at Fair Market Value on the exercise date;

(iii)                               By the optionee delivering to the Company or an agent designated by the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the exercise price; provided that in the event the optionee chooses to pay the exercise price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

(iv)                              With respect to Share Options that are not Incentive Share Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate exercise price.

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Payment instruments will be received subject to collection.  The transfer to the optionee on the records of the Company or of the transfer agent of the Shares to be purchased pursuant to the exercise of a Share Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Share Option) by the Company of the full exercise price for such Shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws and regulations (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee).  In the event an optionee chooses to pay the exercise price by previously-owned Shares through the attestation method, the number of Shares transferred to the optionee upon the exercise of the Share Option shall be net of the number of attested Shares.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Share Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Share Options may be permitted through the use of such an automated system.

(f)                                   Annual Limit on Incentive Share Options.  To the extent required for “incentive share option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Share Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.  To the extent that any Share Option exceeds this limit, it shall constitute a Non-Qualified Share Option.

SECTION 6.  SHARE APPRECIATION RIGHTS

(a)                                 Award of Share Appreciation Rights.  The Administrator may grant Share Appreciation Rights under the Plan.  A Share Appreciation Right is an Award entitling the recipient to receive Shares or a cash payment having a value equal to the excess of the Fair Market Value of a Share on the date of exercise over the exercise price of the Share Appreciation Right multiplied by the number of Shares with respect to which the Share Appreciation Right shall have been exercised.

(b)                                 Exercise Price of Share Appreciation Rights.  The exercise price of a Share Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Share on the date of grant.

(c)                                  Grant and Exercise of Share Appreciation Rights.  Share Appreciation Rights may be granted by the Administrator independently of any Share Option granted pursuant to Section 5 of the Plan.

(d)                                 Terms and Conditions of Share Appreciation Rights.  Share Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator.  The term of a Share Appreciation Right may not exceed ten years.

SECTION 7.  RESTRICTED SHARE AWARDS

(a)                                 Nature of Restricted Share Awards.  The Administrator may grant Restricted Share Awards under the Plan.  A Restricted Share Award is any Award of Restricted Shares

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subject to such restrictions and conditions as the Administrator may determine at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)                                 Rights as a Shareholder.  Upon the grant of the Restricted Share Award and payment of any applicable purchase price, a grantee shall have the rights of a shareholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Share Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Share Award.  Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)                                  Restrictions.  Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Share Award Certificate.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from, or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a shareholder.  Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)                                 Vesting of Restricted Shares.  The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse.  Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the Shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8.  RESTRICTED SHARE UNITS

(a)                                 Nature of Restricted Share Units.  The Administrator may grant Restricted Share Units under the Plan.  A Restricted Share Unit is an Award of share units that may be settled in Shares upon the satisfaction of such restrictions and conditions at the time of grant.  Conditions

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may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.  Except in the case of Restricted Share Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Share Units, to the extent vested, shall be settled in the form of Shares or in the form of a cash payment.  Restricted Share Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

(b)                                 Election to Receive Restricted Share Units in Lieu of Compensation.  The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Share Units.  Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator.  Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Share Units based on the Fair Market Value of Share on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein.  The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.  Any Restricted Share Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c)                                  Rights as a Shareholder.  A grantee shall have the rights as a shareholder only as to Shares acquired by the grantee upon settlement of Restricted Share Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the share units underlying his Restricted Share Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

(d)                                 Termination.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s right in all Restricted Share Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.  UNRESTRICTED SHARE AWARDS

Grant or Sale of Unrestricted Share.  The Administrator may grant (or sell at nominal value or such higher purchase price determined by the Administrator) an Unrestricted Share Award under the Plan.  An Unrestricted Share Award is an Award pursuant to which the grantee may receive Shares free of any restrictions under the Plan.  Unrestricted Share Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

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SECTION 10.  CASH-BASED AWARDS

Grant of Cash-Based Awards.  The Administrator may grant Cash-Based Awards under the Plan.  A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified Performance Goals.  The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine.  Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator.  Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11.  PERFORMANCE SHARE AWARDS

(a)                                 Nature of Performance Share Awards.  The Administrator may grant Performance Share Awards under the Plan.  A Performance Share Award is an Award entitling the grantee to receive Shares or a cash payment upon the attainment of Performance Goals.  The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the performance goals, the periods during which performance is to be measured, which may not be less than one year except in the case of a Sale Event, and such other limitations and conditions as the Administrator shall determine.

(b)                                 Rights as a Shareholder.  A grantee receiving a Performance Share Award shall have the rights of a shareholder only as to Shares actually received by the grantee under the Plan and not with respect to Shares subject to the Award but not actually received by the grantee.  A grantee shall be entitled to receive Shares under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

(c)                                  Termination.  Except as may otherwise be provided by the Administrator either in the Performance Share Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.  PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

(a)                                 Performance-Based Awards.  The Administrator may grant one or more Performance-Based Awards in the form of a Restricted Share Award, Restricted Share Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator.  The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual.  Each Performance-Based Award shall comply with the provisions set

13

forth below, to the extent the Company is or becomes subject to Section 162(m) of the Code and pays “compensation” (within the meaning of Section 162(m) of the Code) to Covered Employees.

(b)                                 Grant of Performance-Based Awards.  With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award).  Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets.  The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c)                                  Payment of Performance-Based Awards.  Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle.  The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award.

(d)                                 Maximum Award Payable.  The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 5,000,000 Shares (subject to adjustment as provided in Section 3(b) hereof) or $5,000,000 in the case of a Performance-Based Award that is a Cash-Based Award.

SECTION 13.  DIVIDEND EQUIVALENT RIGHTS

(a)                                 Dividend Equivalent Rights.  The Administrator may grant Dividend Equivalent Rights under the Plan.  A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the Shares specified in the Dividend Equivalent Right (or other Award to which it relates) if such Shares had been issued to the grantee.  A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Share Units or Performance Share Award or as a freestanding Award.  The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate.  Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional equivalents.  Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any.  Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or installments.  A Dividend Equivalent Right granted as a component of an Award of Restricted Share Units or Performance Share Award shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

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(b)                                 Termination.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 14.  TRANSFERABILITY OF AWARDS

(a)                                 Transferability.  Except as provided in Section 14(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative, legatee or guardian in the event of the grantee’s incapacity.  No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or, if permitted by the Administrator, pursuant to a domestic relations order.  No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)                                 Administrator Action.  Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Share Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Certificate.  In no event may an Award be transferred by a grantee for value.

(c)                                  Family Member.  For purposes of Section 14(b), “family member” shall mean a spouse, civil partner, surviving spouse, surviving civil partner or minor children or step-children of such grantee or a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)                                 Death of Grantee.  In the event of the grantee’s death, the grantee’s legal representative or legatee shall have the right to exercise an Award and/or receive Shares or payment under an Award payable on or after the grantee’s death.

SECTION 15.  TAX WITHHOLDING

Each grantee agrees, by participating the Plan, that the Company and its Subsidiaries shall, to the extent permitted by law, have the rights to deduct any Tax Liability from any payment of any kind otherwise due to the grantee and/or to direct that the proceeds from a sale of Shares on behalf of a grantee be paid over to the Company or its Subsidiaries to satisfy any Tax Liability.

Where a Tax Liability arises in connection with the Plan, the Company may require that as a condition of the exercise of an Award and/or receiving payment under an Award and/or as a condition to the Company’s obligation to deliver evidence of book entry (or share certificates) to

15

any grantee, the grantee must either: (i) make a payment to the Company, or as the Company directs, of an amount equal to the Company’s estimate of the amount of the Tax Liability; or (ii) enter into agreements which are acceptable to the Company, and which are subject to approval by the Administrator, to secure that such payment is made (whether by surrender of Shares, cancellation of part of an Award, the sale of Shares or otherwise).

SECTION 16.  SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A.  In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.  Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 17.  TERMINATION OF EMPLOYMENT, TRANSFER, LEAVE OF ABSENCE, ETC.

(a)                                 Termination of Employment.  If the grantee’s employer ceases to be a Subsidiary, the grantee shall be deemed to have terminated employment for purposes of the Plan.

(b)                                 For purposes of the Plan, the following events shall not be deemed a termination of employment:

(i)                                     a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(ii)                                  an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 18.  AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or regulations, or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent, unless such action is to comply with local laws or regulations.  Except as provided in Section 3(b) or 3(c), without prior shareholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Share Options or Share Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Share Options or Share Appreciation Rights in exchange for cash or other Awards.  To the extent required under the rules of any securities exchange or market

16

system on which the Share is listed; to the extent determined by the Administrator to be required by the Code to ensure that Incentive Share Options granted under the Plan are qualified under Section 422 of the Code; or to the extent the Company is or becomes subject to Section 162(m) of the Code and pays “compensation” (within the meaning of Section 162(m) of the Code) to Covered Employees, to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company shareholders entitled to vote at a meeting of shareholders.  Nothing in this Section 18 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 19.  STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Shares or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards.  In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Shares or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 20.  GENERAL PROVISIONS

(a)                                 No Distribution.  The Administrator may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof.

(b)                                 Delivery of Share Certificates.  Share certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a share transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company.  Uncertificated Shares shall be deemed delivered for all purposes when the Company or a share transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed, quoted or traded.  All Share certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Share is listed, quoted or traded.  The Administrator may place legends on any Share certificate to reference restrictions applicable to the Share.  In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion,

17

deems necessary or advisable in order to comply with any such laws, regulations, or requirements.  The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)                                  Issuance or Transfer of Shares.  Where Shares are to be issued directly to a grantee in satisfaction of any Award and no amount (or amount less than the nominal value per share) is to be paid by a grantee, where required by any applicable law, this may be done using such mechanism involving a third party as the Administrator considers necessary or by the Company or a Subsidiary paying (or procuring payment of) a bonus to the grantee in respect of the nominal value of each Share and, with the grantee’s agreement, using such amount to pay up nominal value or by capitalising reserves in accordance with the Company’s articles of association.

(d)                                 Shareholder Rights.  Until a Share is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a shareholder will exist with respect to Shares to be issued or transferred in connection with an Award, notwithstanding the exercise of a Share Option or any other action by the grantee with respect to an Award.

(e)                                  Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases.  The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment or service relationship with the Company or any Subsidiary.

(f)                                   Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(g)                                  Clawback Policy.  Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

SECTION 21.  EFFECTIVE DATE OF PLAN

This Plan shall become effective upon the date immediately preceding the date of the Company’s Initial Public Offering.  No grants of Share Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Share Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

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SECTION 22.  GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of California, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:  [          ], 2015

DATE APPROVED BY SHAREHOLDERS:  [          ], 2015

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APPENDIX TO THE ATLASSIAN CORPORATION PLC

2015 SHARE INCENTIVE PLAN

(Sub-Plan for Non-Employees)

This Appendix constitutes a Sub-Plan of the Atlassian Corporation Plc 2015 Share Incentive Plan.  The terms of this Sub-Plan shall be identical to the terms of the Atlassian Corporation Plc 2015 Share Incentive Plan, as amended from time to time except that active Consultants and Non-Employee Directors of the Company and its Subsidiaries are eligible to be selected to receive an Award under the Plan by the Administrator.

The purpose of this Sub-Plan is to encourage and enable Non-Employee Directors and Consultants of Atlassian Corporation Plc (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company.  It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company and its Subsidiaries.

For the purposes of this Sub-Plan, the following definition shall additionally apply:

“Consultant” means any natural person that provides bona fide services to the Company or a Subsidiary, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

For the purposes of this Sub-Plan, Section 3(a) of the Plan shall be treated as altered to include the following paragraph:

“Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $1,500,000.  For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with FASB ASC 718 but excluding the impact of estimated forfeitures related to service-based vesting provisions.”

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NON-QUALIFIED SHARE OPTION AGREEMENT
FOR NON-EMPLOYEE DIRECTORS
UNDER THE SUB-PLAN FOR NON-EMPLOYEES TO
THE ATLASSIAN CORPORATION PLC
2015 SHARE INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date]

Grant Date:

Expiration Date:
[No more than 10 years]

Pursuant to the Sub-Plan for Non-Employees of the Atlassian Corporation Plc 2015 Share Incentive Plan as amended through the date hereof (the “Sub-Plan”), Atlassian Corporation Plc (the “Company”) hereby grants to the Optionee named above, who is a Director of the Company but is not an employee of the Company, an option (the “Share Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of Class A ordinary shares, nominal value $0.10 per share (the “Share”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Sub-Plan.  This Share Option is not intended to be an “incentive share option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1.             Exercisability Schedule.  No portion of this Share Option may be exercised until such portion shall have become exercisable.  Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Sub-Plan) to accelerate the exercisability schedule hereunder, this Share Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee remains in service as a member of the Board on such dates:

Incremental Number of Option Shares Exercisable	Exercisability Date
( %)
( %)
( %)
( %)
( %)

Once exercisable, this Share Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Sub-Plan.

2.             Manner of Exercise.

(a)           The Optionee may exercise this Share Option only in the following manner:  from time to time on or prior to the Expiration Date of this Share Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice.  This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods:  (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of Shares that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company Sub-Plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above.  Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Sub-Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Shares to be purchased pursuant to the exercise of Share Options under the Sub-Plan and any subsequent resale of the Shares will be in compliance with applicable laws and regulations.  In the event the Optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the Optionee upon the exercise of the Share Option shall be net of the Shares attested to.

(b)           The Shares purchased upon exercise of this Share Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Sub-Plan.  The determination of the Administrator as to such compliance shall be final and binding on the Optionee.  The Optionee shall not be deemed to be the holder of, or to have any of the

2

rights of a holder with respect to, any Shares subject to this Share Option unless and until this Share Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the shareholder of record on the books of the Company.  Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

(c)           The minimum number of shares with respect to which this Share Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Share Option is being exercised is the total number of shares subject to exercise under this Share Option at the time.

(d)           Notwithstanding any other provision hereof or of the Sub-Plan, no portion of this Share Option shall be exercisable after the Expiration Date hereof.

3.             Termination as Director. If the Optionee ceases to be a Director of the Company, the period within which to exercise the Share Option may be subject to earlier termination as set forth below.

(a)           Termination Due to Death.  If the Optionee’s service as a Director terminates by reason of the Optionee’s death, any portion of this Share Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.  Any portion of this Share Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b)           Other Termination.  If the Optionee ceases to be a Director for any reason other than the Optionee’s death, any portion of this Share Option outstanding on such date may be exercised, to the extent exercisable on the date the Optionee ceased to be a Director, for a period of six months from the date the Optionee ceased to be a Director or until the Expiration Date, if earlier.  Any portion of this Share Option that is not exercisable on the date the Optionee ceases to be a Director shall terminate immediately and be of no further force or effect.

4.             Incorporation of Sub-Plan.  Notwithstanding anything herein to the contrary, this Share Option shall be subject to and governed by all the terms and conditions of the Sub-Plan, including the powers of the Administrator set forth in Section 2(b) of the Sub-Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Sub-Plan, unless a different meaning is specified herein.

5.             Transferability.  This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.  This Share Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6.             No Obligation to Continue as a Director.  Neither the Sub-Plan nor this Share Option confers upon the Optionee any rights with respect to continuance as a Director.

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7.             Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Share Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

8.             Data Privacy Consent.  In order to administer the Sub-Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Sub-Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Optionee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

9.             Tax Withholding.  The Optionee shall, not later than the date as of which a Tax Liability arises in connection with this Share Option (whether on or following exercise, or otherwise), pay to the Company or make arrangements satisfactory to the Administrator for payment of any Tax Liability.  The Company shall have the authority to cause the minimum required withholding obligation in relation to any Tax Liability to be satisfied, in whole or in part, by withholding from Shares to be issued or transferred to the Optionee a number of Shares with an aggregate Fair Market Value that would satisfy the minimum withholding amount due.

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10.          Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

ATLASSIAN CORPORATION PLC

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

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NON-QUALIFIED SHARE OPTION AGREEMENT
FOR EMPLOYEES
UNDER THE ATLASSIAN CORPORATION PLC
2015 SHARE INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date]

Grant Date:

Expiration Date:

Pursuant to the Atlassian Corporation Plc 2015 Share Incentive Plan as amended through the date hereof (the “Plan”), Atlassian Corporation Plc (the “Company”) hereby grants to the Optionee named above an option (the “Share Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of Class A ordinary shares, nominal value $0.10 per share (the “Share”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.  This Share Option is not intended to be an “incentive share option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1.                                      Exercisability Schedule.  No portion of this Share Option may be exercised until such portion shall have become exercisable.  Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Share Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as Optionee remains an employee of the Company or a Subsidiary on such dates:

Incremental Number of Option Shares Exercisable	Exercisability Date
( %)
( %)
( %)
( %)
( %)

Once exercisable, this Share Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.                                      Manner of Exercise.

(a)                                 The Optionee may exercise this Share Option only in the following manner:  from time to time on or prior to the Expiration Date of this Share Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice.  This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods:  (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of Shares that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above.  Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Shares to be purchased pursuant to the exercise of Share Options under the Plan and any subsequent resale of the Shares will be in compliance with applicable laws and regulations.  In the event the Optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the Optionee upon the exercise of the Share Option shall be net of the Shares attested to.

(b)                                 The Shares purchased upon exercise of this Share Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan.  The determination of the Administrator as to such compliance shall be final and binding on the Optionee.  The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to this Share Option unless and until this Share Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as

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the shareholder of record on the books of the Company.  Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

(c)                                  The minimum number of shares with respect to which this Share Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Share Option is being exercised is the total number of shares subject to exercise under this Share Option at the time.

(d)                                 Notwithstanding any other provision hereof or of the Plan, no portion of this Share Option shall be exercisable after the Expiration Date hereof.

3.                                      Termination of Employment.  If the Optionee’s employment by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Share Option may be subject to earlier termination as set forth below.

(a)                                 Termination Due to Death.  If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Share Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.  Any portion of this Share Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b)                                 Termination Due to Disability.  If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Share Option outstanding on such date, to the extent exercisable on the date of such termination of employment, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier.  Any portion of this Share Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c)                                  Termination for Cause.  If the Optionee’s employment terminates for Cause, any portion of this Share Option outstanding on such date shall terminate immediately and be of no further force and effect.  For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d)                                 Other Termination.  If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Share Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier.  Any portion of this Share Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

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The Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4.                                      Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Share Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5.                                      Transferability.  This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.  This Share Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6.                                      Tax Withholding.  The Optionee shall, not later than the date as of which a Tax Liability arises in connection with this Share Option (whether on or following exercise, or otherwise), pay to the Company or make arrangements satisfactory to the Administrator for payment of any Tax Liability.  The Company shall have the authority to cause the minimum required withholding obligation in relation to any Tax Liability to be satisfied, in whole or in part, by withholding from Shares to be issued or transferred to the Optionee a number of Shares with an aggregate Fair Market Value that would satisfy the minimum withholding amount due.

7.                                      No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.

8.                                      Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Share Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9.                                      Data Privacy Consent.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Optionee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

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10.                               Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

ATLASSIAN CORPORATION PLC

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

5

RESTRICTED SHARE AWARD AGREEMENT
UNDER THE ATLASSIAN CORPORATION PLC
2015 SHARE INCENTIVE PLAN

Name of Grantee:

No. of Shares:

Grant Date:

Pursuant to the Atlassian Corporation Plc 2015 Share Incentive Plan (the “Plan”) as amended through the date hereof, Atlassian Corporation Plc (the “Company”) hereby grants a Restricted Share Award (an “Award”) to the Grantee named above.  Upon acceptance of this Award, the Grantee shall receive the number of Class A ordinary shares, nominal value $0.10 per share (the “Shares”) of the Company specified above, subject to the restrictions and conditions set forth herein and in the Plan.  The Company acknowledges the receipt from the Grantee of consideration with respect to the nominal value of the Share in the form of cash, past or future services rendered to the Company by the Grantee or such other form of consideration as is acceptable to the Administrator.

1.                                      Award.  The Restricted Share awarded hereunder shall be issued or transferred and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the shareholder of record on the books of the Company.  Thereupon, the Grantee shall have all the rights of a shareholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below.  The Grantee shall (i) sign and deliver to the Company a copy of this Award Agreement and (ii) deliver to the Company a share power endorsed in blank.

2.                                      Restrictions and Conditions.

(a)                                 Any book entries for the Restricted Shares granted herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.

(b)                                 Restricted Shares granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

(c)                                  If the Grantee’s employment with the Company and its Subsidiaries is voluntarily or involuntarily terminated for any reason (including death) prior to vesting of Restricted Shares granted herein, all Restricted Shares shall immediately and automatically be forfeited and returned to the Company.

3.                                      Vesting of Restricted Shares.  The restrictions and conditions in Paragraph 2 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee of the Company or a Subsidiary on such Dates.  If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 2 shall lapse only with respect to the number of Restricted Shares specified as vested on such date.

Incremental Number of Shares Vested	Vesting Date
( %)
( %)
( %)
( %)
( %)

Subsequent to such Vesting Date or Dates, the Shares on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Shares.  The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 3.

4.                                      Dividends.  Dividends on Restricted Shares shall be paid currently to the Grantee.

5.                                      Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Award shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.                                      Transferability.  This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

7.                                      Tax Withholding.  The Grantee shall, not later than the date as of which a Tax Liability arises in connection with this Award, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Tax Liability.  Except in the case where an election is made pursuant to Paragraph 8 below, the Company shall have the authority to cause the required minimum withholding obligation in relation to any Tax Liability to be satisfied, in whole or in part, by withholding from Shares to be issued or released by the transfer agent (or otherwise transferred to the Grantee) a number of Shares with an aggregate Fair Market Value that would satisfy the minimum withholding amount due.

8.                                      Election Under Section 83(b).  The Grantee and the Company hereby agree that the Grantee may, within 30 days following the Grant Date of this Award, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Internal Revenue Code.  In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company.  The Grantee acknowledges that he or she is responsible for obtaining the advice of his or her tax advisors with regard to the Section 83(b) election and that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with regard to such election.

9.                                      No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in

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employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.

10.                               Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

11.                               Data Privacy Consent.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Grantee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

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12.                               Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

ATLASSIAN CORPORATION PLC

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

4

INCENTIVE SHARE OPTION AGREEMENT
UNDER THE ATLASSIAN CORPORATION PLC
2015 SHARE INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date (110% of FMV if a 10% owner)]

Grant Date:

Expiration Date:
[up to 10 years (5 if a 10% owner)]

Pursuant to the Atlassian Corporation Plc 2015 Share Incentive Plan as amended through the date hereof (the “Plan”), Atlassian Corporation Plc (the “Company”) hereby grants to the Optionee named above an option (the “Share Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Class A ordinary share, nominal value $0.10 per share (the “Share”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.

1.                                      Exercisability Schedule.  No portion of this Share Option may be exercised until such portion shall have become exercisable.  Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Share Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee remains an employee of the Company or a Subsidiary on such dates:

Incremental Number of Option Shares Exercisable*	Exercisability Date
( %)
( %)
( %)
( %)
( %)

* Max. of $100,000 per yr.

Once exercisable, this Share Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.                                      Manner of Exercise.

(a)                                 The Optionee may exercise this Share Option only in the following manner:  from time to time on or prior to the Expiration Date of this Share Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice.  This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods:  (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of Shares that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; or (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above.  Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Shares to be purchased pursuant to the exercise of Share Options under the Plan and any subsequent resale of the Shares will be in compliance with applicable laws and regulations.  In the event the Optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the Optionee upon the exercise of the Share Option shall be net of the Shares attested to.

(b)                                 The Shares purchased upon exercise of this Share Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan.  The determination of the Administrator as to such compliance shall be final and binding on the Optionee.  The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to this Share Option unless and until this Share Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the shareholder of record on the books of the Company.  Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

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(c)                                  The minimum number of shares with respect to which this Share Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Share Option is being exercised is the total number of shares subject to exercise under this Share Option at the time.

(d)                                 Notwithstanding any other provision hereof or of the Plan, no portion of this Share Option shall be exercisable after the Expiration Date hereof.

3.                                      Termination of Employment.  If the Optionee’s employment by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Share Option may be subject to earlier termination as set forth below.

(a)                                 Termination Due to Death.  If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Share Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.  Any portion of this Share Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b)                                 Termination Due to Disability.  If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Share Option outstanding on such date, to the extent exercisable on the date of such termination of employment, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier.  Any portion of this Share Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c)                                  Termination for Cause.  If the Optionee’s employment terminates for Cause, any portion of this Share Option outstanding on such date shall terminate immediately and be of no further force and effect.  For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d)                                 Other Termination.  If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability, or Cause, and unless otherwise determined by the Administrator, any portion of this Share Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier.  Any portion of this Share Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

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The Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4.                                      Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Share Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5.                                      Transferability.  This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.  This Share Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6.                                      Status of the Share Option.  This Share Option is intended to qualify as an “incentive share option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), but the Company does not represent or warrant that this Share Option qualifies as such.  The Optionee should consult with his or her own tax advisors regarding the tax effects of this Share Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements.  To the extent any portion of this Share Option does not so qualify as an “incentive share option,” such portion shall be deemed to be a non-qualified share option.  If the Optionee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to him or her, or within the two-year period beginning on the day after the grant of this Share Option, he or she will so notify the Company within 30 days after such disposition.

7.                                      Tax Withholding.  The Optionee shall, not later than the date as of which the exercise of this Share Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event.  The Company shall have the authority to cause the minimum required tax withholding obligation to be satisfied, in whole or in part, by withholding from Shares to be issued to the Optionee a number of Shares with an aggregate Fair Market Value that would satisfy the minimum withholding amount due.

8.                                      No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.

9.                                      Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Share Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

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10.                               Data Privacy Consent.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Optionee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

11.                               Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

ATLASSIAN CORPORATION PLC

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

5

RESTRICTED SHARE UNIT AWARD AGREEMENT
FOR NON-EMPLOYEE DIRECTORS
UNDER THE SUB-PLAN FOR NON-EMPLOYEES TO
THE ATLASSIAN CORPORATION PLC
2015 SHARE INCENTIVE PLAN

NAME OF GRANTEE:

No. of Restricted Share Units:

Grant Date:

Pursuant to the Sub-Plan for Non-Employees of the Atlassian Corporation Plc 2015 Share Incentive Plan as amended through the date hereof (the “Sub-Plan”), Atlassian Corporation Plc (the “Company”) hereby grants an award of the number of Restricted Share Units listed above (an “Award”) to the Grantee named above.  Each Restricted Share Unit shall relate to one Class A ordinary share, nominal value $0.10 per share (the “Share”) of the Company.

1.                                      Restrictions on Transfer of Award.  This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Share Units have vested as provided in Paragraph 2 of this Agreement and (ii) Shares have been issued or transferred to the Grantee in accordance with the terms of the Sub-Plan and this Agreement.

2.                                      Vesting of Restricted Share Units.  The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains in service as a member of the Board on such Dates.  If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Share Units specified as vested on such date.

Incremental Number of Restricted Share Units Vested	Vesting Date
( %)
( %)
( %)
( %)
( %)

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3.                                      Termination of Service.  If the Grantee’s service with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Share Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Share Units.

4.                                      Issuance or Transfer of Shares of Share.  As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue or shall procure the transfer to the Grantee the number of Shares equal to the aggregate number of Restricted Share Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a shareholder of the Company with respect to such shares.

5.                                      Incorporation of Sub-Plan.  Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Sub-Plan, including the powers of the Administrator set forth in Section 2(b) of the Sub-Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Sub-Plan, unless a different meaning is specified herein.

6.                                      Section 409A of the Code.  This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

7.                                      No Obligation to Continue as a Director.  Neither the Sub-Plan nor this Award confers upon the Grantee any rights with respect to continuance as a Director.

8.                                      Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9.                                      Data Privacy Consent.  In order to administer the Sub-Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Sub-Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Grantee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

10.                               Tax Withholding.  The Grantee shall, not later than the date as of which a Tax Liability arises in connection with this Award, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Tax Liability.  The Company shall have the authority to withhold such Tax Liability from the Grantee’s wages.  The Company shall also have the authority to cause the required minimum withholding obligation in relation to any Tax Liability to be satisfied, in whole or in part, by withholding from Shares to be issued or

2

transferred to the Grantee a number of Shares with an aggregate Fair Market Value that would satisfy the withholding amount due.  In addition, the Company shall have the authority to cause any such Tax Liability to be satisfied by causing a portion of such Shares to be sold and the proceeds thereof remitted to the Company.  The Company shall have the authority take any such actions without the consent of the Grantee.

11.                               Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

ATLASSIAN CORPORATION PLC

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

3

RESTRICTED SHARE UNIT AWARD AGREEMENT
FOR EMPLOYEES
UNDER THE ATLASSIAN CORPORATION PLC
2015 SHARE INCENTIVE PLAN

Name of Grantee:

No. of Restricted Share Units:

Grant Date:

Pursuant to the Atlassian Corporation Plc 2015 Share Incentive Plan as amended through the date hereof (the “Plan”), Atlassian Corporation Plc (the “Company”) hereby grants an award of the number of Restricted Share Units listed above (an “Award”) to the Grantee named above.  Each Restricted Share Unit shall relate to one Class A ordinary share, nominal value $0.10 per share (the “Share”) of the Company.

1.                                      Restrictions on Transfer of Award.  This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Share Units have vested as provided in Paragraph 2 of this Agreement and (ii) Shares have been issued or transferred to the Grantee in accordance with the terms of the Plan and this Agreement.

2.                                      Vesting of Restricted Share Units.  The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee of the Company or a Subsidiary on such Dates.  If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Share Units specified as vested on such date.

Incremental Number of Restricted Share Units Vested	Vesting Date
( %)
( %)
( %)
( %)
( %)

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3.                                      Termination of Employment.  If the Grantee’s employment with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Share Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Share Units.

4.                                      Issuance or Transfer of Shares.  As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue or shall procure the transfer to the Grantee the number of Shares equal to the aggregate number of Restricted Share Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a shareholder of the Company with respect to such shares.

5.                                      Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.                                      Tax Withholding.  The Grantee shall, not later than the date as of which a Tax Liability arises in connection with this Award, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Tax Liability.  The Company shall have the authority to withhold such Tax Liability from the Grantee’s wages.  The Company shall also have the authority to cause the required minimum withholding obligation in relation to any Tax Liability to be satisfied, in whole or in part, by withholding from Shares to be issued or transferred to the Grantee a number of Shares with an aggregate Fair Market Value that would satisfy the withholding amount due.  In addition, the Company shall have the authority to cause any such Tax Liability to be satisfied by causing a portion of such Shares to be sold and the proceeds thereof remitted to the Company.  The Company shall have the authority take any such actions without the consent of the Grantee.

7.                                      Section 409A of the Code.  This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

8.                                      No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.

9.                                      Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10.                               Data Privacy Consent.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process,

2

register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Grantee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

11.                               Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

ATLASSIAN CORPORATION PLC

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

3

RESTRICTED SHARE UNIT AWARD AGREEMENT
FOR NON-U.S. GRANTEES
UNDER THE ATLASSIAN CORPORATION PLC
2015 SHARE INCENTIVE PLAN

Name of Grantee:

No. of Restricted Share Units:

Grant Date:

Pursuant to the Atlassian Corporation Plc 2015 Share Incentive Plan as amended through the date hereof (the “Plan”), Atlassian Corporation Plc (the “Company”) hereby grants an award of the number of Restricted Share Units listed above (an “Award”) to the Grantee named above.  Each Restricted Share Unit shall relate to one Class A ordinary share, nominal value $0.10 per share (the “Share”) of the Company.  The Award shall be governed by and subject to the terms of the Plan and this Restricted Share Unit Award Agreement for Non-U.S. Grantees (the “Award Agreement”) including any special terms and conditions for the Grantee’s country set forth in any appendix to this Award Agreement (the “Appendix”) (together with the Award Agreement, the “Agreement”).

1.                                      Restrictions on Transfer of Award.  This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Share Units have vested as provided in Paragraph 2 of this Award Agreement and (ii) Shares have been issued or transferred to the Grantee in accordance with the terms of the Plan and this Agreement.

2.                                      Vesting of Restricted Share Units.  The restrictions and conditions of Paragraph 1 of this Award Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee of the Company or a Subsidiary on such Dates, as further described in Paragraph 3 of this Award Agreement.  If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Share Units specified as vested on such date.

Incremental Number of Restricted Share Units Vested	Vesting Date
( %)
( %)
( %)
( %)
( %)

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3.                                      Termination of Service Relationship.  If the Grantee’s employment with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Share Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Share Units.

For purposes of the Award, the Grantee’s employment will be considered terminated as of the date the Grantee is no longer actively providing services to the Company or any Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of labor laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any).  Unless otherwise determined by the Company, the Grantee’s right to vest in the Restricted Share Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., the Grantee’s period of employment would not include any contractual notice period or any period of “garden leave” or similar period mandated under labor laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any).  The Administrator shall have the exclusive discretion to determine when the Grantee is no longer actively employed for purposes of his or her Award (including whether the Grantee may still be considered to be employed while on a leave of absence).

4.                                      Issuance or Transfer of Shares.  As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue or shall procure the transfer to the Grantee the number of Shares equal to the aggregate number of Restricted Share Units that have vested pursuant to Paragraph 2 of this Award Agreement on such date and the Grantee shall thereafter have all the rights of a shareholder of the Company with respect to such Shares.

5.                                      Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.                                      Responsibility for Taxes.  The Grantee acknowledges that, regardless of any action taken by the Company or, if different, the Subsidiary which employs the Grantee (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”) is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer.  The Grantee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Share Units, including, but not limited to, the grant, vesting or settlement of the Restricted Share Units, the subsequent sale of any Shares acquired under the Plan and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Share Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result.

Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to the relevant taxable or tax withholding event, as applicable, the Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items.  In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy their withholding obligations, if any, with regard to all Tax-Related Items by one or a combination of the following:

(1)                                 withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company, the Employer or any other Subsidiary; or

(2)                                 withholding from proceeds of the sale of Shares acquired upon settlement of the Restricted Share Units either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization without further consent); or

(3)                                 withholding Shares to be issued upon settlement of the Restricted Share Units provided, however, that if the Grantee is a Section 16 officer of the Company under the Exchange Act, then the Administrator (as constituted in accordance with Rule 16b-3 under the Exchange Act) shall establish the method of withholding from alternatives (1)-(4) herein and, if the Administrator does not exercise its discretion prior to the relevant withholding event, then the Grantee shall be entitled to elect the method of withholding from the alternatives herein; or

(4)                                 by any other method deemed by the Company to comply with applicable laws.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Grantee will receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Shares.  If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Grantee is deemed to have been issued the full number of Shares subject to the vested Restricted Share Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

Finally, the Grantee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described.  The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.

7.                                      Section 409A of the Code.  This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

8.                                      No Obligation to Continue Employment.  Neither the Company, the Employer nor any other Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company, the Employer or any other Subsidiary, as applicable, to terminate the employment of the Grantee at any time.

9.                                      Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10.                               Nature of Grant.  In accepting the Award, the Grantee acknowledges, understands and agrees that:

(a)                                 the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b)                                 the grant of the Restricted Share Units is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted share units, or benefits in lieu of restricted share units, even if restricted share units have been granted in the past;

(c)                                  all decisions with respect to future restricted share units or other grants, if any, will be at the sole discretion of the Company;

(d)                                 the Award and the Grantee’s participation in the Plan shall not be interpreted as forming an employment or other service contract with the Company;

(e)                                  the Grantee is voluntarily participating in the Plan;

(f)                                   the Award and any Shares acquired under the Plan, and the income and value of same, are not intended to replace any pension rights or compensation;

(g)                                  the Award and any Shares acquired under the Plan, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or payments or welfare benefits or similar payments;

(h)                                 unless otherwise agreed with the Company, the Award and any Shares acquired under the Plan, and the income and value of same, are not granted as consideration for, or in connection with, the service the Grantee may provide as a director of any Subsidiary;

(i)                                     the future value of the Shares underlying the Award is unknown, indeterminable, and cannot be predicted with certainty;

(j)                                    no claim or entitlement to compensation or damages shall arise from forfeiture of the Award resulting from the termination of the Grantee’s employment (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any), and in consideration of the grant of the Restricted Share Units to which the Grantee is otherwise not entitled, the Grantee irrevocably agrees never to institute any claim against the Company, the Employer or any other Subsidiary, waives his or her ability, if any, to bring any such claim, and releases, the Company, the Employer and any other Subsidiary from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Grantee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(k)                                 unless otherwise provided in the Plan or by the Company in its discretion, the Award and the benefits evidenced by this Agreement do not create any entitlement to have the Restricted Share Units or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

(l)                                     neither, the Company, the Employer nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the Award or of any amounts due to the Grantee pursuant to settlement of the Award or the subsequent sale of any Shares acquired upon settlement.

11.                               No Advice Regarding Grant.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or the Grantee’s acquisition or sale of the underlying Shares.  The Grantee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

12.                               Data Privacy.  The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement and any other Award grant materials by and among, as applicable, the Company, the Employer and any other Subsidiary for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan.

The Grantee understands that the Company, the Employer and any other Subsidiary may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number (e.g., resident registration number), salary, nationality, job title, any Shares or directorships held in the Company, details of all awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

The Grantee understands that Data will be transferred to the share plan service provider selected by the Company, which is assisting the Company with the implementation, administration and management of the Plan.  The Grantee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the

Grantee’s country.  The Grantee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative.  The Grantee authorizes the Company, the share plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Grantee’s participation in the Plan.  The Grantee understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan.  The Grantee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative.  Further, the Grantee understands that he or she is providing the consents herein on a purely voluntary basis.  If the Grantee does not consent, or if the Grantee later seeks to revoke his or her consent, his or her service relationship with the Company, the Employer or any other Subsidiary will not be adversely affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant the Grantee Restricted Share Units or other equity awards or administer or maintain such awards.  Therefore, the Grantee understands that refusing or withdrawing his or her consent may affect the Grantee’s ability to participate in the Plan.  For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that he or she may contact his or her local human resources representative.

13.                               Governing Law; Venue.  The Award and the provisions of this Agreement are governed by, and subject to, the laws of the State of California, without regard to the conflict of law provisions.  For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Francisco City and County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where the Award is made and/or to be performed.

14.                               Electronic Delivery and Acceptance.  The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means.  The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

15.                               Language.  If the Grantee has received this Agreement, or any other document related to the Award and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

16.                               Severability.  The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

17.                               Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

18.                               Appendix.  Notwithstanding any provisions in this Award Agreement, the Award shall be subject to any special terms and conditions set forth in any Appendix to this Award Agreement for the Grantee’s country.  Moreover, if the Grantee relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.  The Appendix constitutes part of this Award Agreement.

19.                               Insider Trading Restrictions/Market Abuse Laws.  The Grantee acknowledges that the Grantee may be subject to insider trading restrictions and/or market abuse laws, which may affect the Grantee’s ability to acquire or sell Shares or rights to Shares (e.g., Restricted Share Units) under the Plan during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by the laws in the Grantee’s country).  Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy.  The Grantee acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Grantee is advised to speak to his or her personal advisor on this matter.

20.                               Foreign Asset/Account Reporting Requirements.  The Grantee acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect the Grantee’s ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan (including from any dividends paid on Shares acquired under the Plan) in a brokerage or bank account outside the Grantee’s country.  The Grantee may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country.  The Grantee also may be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to the Grantee’s country through a designated bank or broker within a certain time after receipt.  The Grantee acknowledges that it is his or her responsibility to be compliant with such regulations, and the Grantee is advised to speak to his or her personal advisor on this matter.

21.                               Imposition of Other Requirements.  The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any Shares issued upon settlement of the Award, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

22.                               Waiver.  The Grantee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee or any other Plan participant.

ATLASSIAN CORPORATION PLC

By:
Title:

The Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

APPENDIX

TO THE

RESTRICTED SHARE UNIT AWARD AGREEMENT

FOR NON-U.S. GRANTEES

Certain capitalized terms used but not defined in this Appendix shall have the same meanings assigned to them in the Plan and the Award Agreement.

Terms and Conditions

This Appendix includes additional terms and conditions that govern the Award if the Grantee works and/or resides in one of the countries listed below.  If the Grantee is a citizen or resident of a country other than the one in which the Grantee is currently working and/or residing (or is considered as such for local law purposes), or the Grantee transfers employment and/or residency to a different country after the Award is granted, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will apply to the Grantee.

Notifications

This Appendix also includes information regarding certain other issues of which the Grantee should be aware with respect to the Grantee’s participation in the Plan.  The information is based on the securities, exchange control and other laws in effect in the respective countries as of August 2015.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that the Grantee not rely on the information noted herein as the only source of information relating to the consequences of participation in the Plan because the information may be out-of-date at the time the Grantee vests in the Restricted Share Units or sells any Shares issued at settlement of the Award.

In addition, the information contained herein is general in nature and may not apply to the Grantee’s particular situation.  As a result, the Company is not in a position to assure the Grantee of any particular result.  Accordingly, the Grantee is strongly advised to seek appropriate professional advice as to how the relevant laws in the Grantee’s country may apply to the Grantee’s individual situation.

Finally, if the Grantee is a citizen or resident of a country other than the one in which the Grantee is currently working and/or residing (or is considered as such for local law purposes), or if the Grantee transfers employment and/or residency to a different country after the Award is granted, the notifications contained in this Appendix may not be applicable to the Grantee in the same manner.

AUSTRALIA

Term and Conditions

Australian Offer Document.  The offer of the Award is intended to comply with the provisions of the Corporations Act 2001, ASIC Regulatory Guide 49 and ASIC Class Order CO 14/1000.  Additional details are set forth in the Offer Document for the offer of Restricted Share Units to Australian resident employees, which will be provided to the Grantee with the Award Agreement.

Breach of Law.  Notwithstanding anything else in the Plan or the Award Agreement, the Grantee will not be entitled to, and shall not claim any benefit (including without limitation a legal right) under the Plan if the provision of such benefit would give rise to a breach of Part 2D.2 of the Corporations Act 2001 (Cth), any other provision of that Act, or any other applicable statute, rule or regulation which limits or restricts the giving of such benefits.  Further, the Employer is under no obligation to seek or obtain the approval of its shareholders in a general meeting for the purpose of overcoming any such limitation or restriction.

Notifications

Exchange Control Information.  Exchange control reporting is required for cash transactions exceeding A$10,000 and international fund transfers.  The Australian bank assisting with the transaction will file the report.  If there is no Australian bank involved in the transfer, the Grantee will be required to file the report.

FRANCE

Term and Conditions

Award Not Tax-Qualified.  The Grantee understands that the Award is not intended to qualify for favorable tax and social security treatment in France under Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code, as amended.

Language Consent. By accepting the Award, the Grantee confirms having read and understood the documents relating to the Award (the Plan and the Agreement) which were provided to the Grantee in English.  The Grantee accepts the terms of those documents accordingly.

Reconnaissance Relative à la Langue Utilisée. En acceptant le attribution, le Bénéficiaire confirme avoir lu et compris les documents relatifs à cette attribution (le Plan et ce Contrat) qui ont été communiqués au Bénéficiaire en langue anglaise.  Le Bénéficiaire accepte les termes de ces documents en connaissance de cause.

Notifications

Foreign Asset/Account Reporting Information.  If the Grantee maintains a foreign bank account, the Grantee is required to report such account to the French tax authorities on his or her annual tax return.  Further, if the Grantee has a foreign account balance exceeding €1,000,000, the

Grantee may have additional monthly reporting obligations.  The Grantee is advised to speak with his or her personal advisor for details regarding this requirement.

GERMANY

Notifications

Exchange Control Information.  Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank (Bundesbank). In case of payments in connection with securities (including proceeds realized upon the sale of Shares or the receipt of dividends), the report must be made by the 5th day of the month following the month in which the payment was received.  Effective from September 2013, the report must be filed electronically.  The form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English.  The Grantee is responsible for making this report.

JAPAN

Notifications

Foreign Asset/Account Reporting Information.  The Grantee is required to report details of any assets held outside of Japan as of December 31, including Shares acquired under the Plan, to the extent such assets have a total net fair market value exceeding ¥50,000,000.  Such report will be due by March 15 each year.  The Grantee is responsible for complying with this reporting obligation and is advised to consult with his or her personal tax advisor in this regard.

NETHERLANDS

There are no country-specific provisions.

PHILIPPINES

Terms and Conditions

Necessary Approvals.  The offering of the Plan and the grant of the Award are subject to certain securities approval/confirmation requirements in the Philippines with the Philippine Securities and Exchange Commission.  Provided the Company has not obtained the necessary securities approval/confirmation prior to the vesting date of the Option, the Grantee will not vest in the Restricted Share Units and no Shares subject to the Restricted Share Units will be issued.  The Restricted Share Units shall vest and Shares shall be issued in settlement of the Restricted Share Units only if and when all necessary securities approval/confirmation have been obtained.

Notifications

Securities Law Information.  The Award under the Plan is being made pursuant to an exemption from registration under Section 10.2 of the Philippines Securities Regulation Code that has been approved by the Philippines Securities and Exchange Commission.

The risks of participating in the Plan include (without limitation) the risk of fluctuation in the price of the Shares on the stock exchange and the risk of currency fluctuations between the U.S. Dollar and the Grantee’s local currency.  The value of any Shares the Grantee may acquire under the Plan may decrease below the value of the Shares at vesting (on which the Grantee is required to pay taxes) and fluctuations in foreign exchange rates between the Grantee’s local currency and the U.S. Dollar may affect the value any amounts due to the Grantee pursuant to the subsequent sale of any Shares acquired upon vesting.  The Company is not making any representations, projections or assurances about the value of the Shares now or in the future.

For further information on risk factors impacting the Company’s business that may affect the value of the Shares, the Grantee may refer to the risk factors discussion in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which, to the extent filed with the U.S. Securities and Exchange Commission, are available online at www.sec.gov, as well as on the Company’s website.  In addition, the Grantee may receive, free of charge, a copy of the Company’s Annual Report, Quarterly Reports or any other reports, proxy statements or communications distributed to the Company’s shareholders by contacting Investor Relations at IR@atlassian.com.

The Grantee acknowledges that he or she is permitted to sell Shares acquired under the Plan through the Plan broker appointed by the Company (or such other broker to whom the Grantee may transfer the Shares), provided that such sale takes place outside of the Philippines through the facilities of the stock exchange or national market system on which the Shares are listed.

UNITED KINGDOM

Terms and Conditions

Responsibility for Taxes.  The following provisions supplement Paragraph 6 of the Award Agreement:

The Grantee agrees to pay to the Company or the Employer any amount of income tax that the Company or the Employer may be required to account to Her Majesty’s Revenue and Customs (“HMRC”) with respect to the event giving rise to the income tax (“Taxable Event”) that cannot be satisfied be the means described in Paragraph 6 of the Award Agreement.  If payment or withholding of income tax is not made within ninety (90) days of the end of the U.K. tax year during which the Taxable Event occurs or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected income tax will constitute a loan owed by the Grantee to the Employer, effective on the Due Date.  The loan will bear interest at the then-current official rate of HMRC and it will be immediately due and repayable by the Grantee, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in Paragraph 6 of the Award Agreement.

Notwithstanding the foregoing, if the Grantee is a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), the Grantee will not be eligible for such a loan to cover the unpaid income tax.  In the event that the Grantee is such a director or executive officer and the income tax is not collected from or paid by the Grantee by the Due Date, the amount of any uncollected taxes may constitute a benefit to the Grantee on which additional income tax and national insurance contributions (“NICs”) may be payable.  The

Grantee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company or the Employer, as applicable, any employee NICs due on this additional benefit, which the Company or the Employer may recover from the Grantee by any of the means referred to in Paragraph 6 of the Award Agreement.

Joint Election.  As a condition of the Grantee’s participation in the Plan and vesting of the Restricted Share Units, the Grantee shall accept any liability for secondary Class 1 NICs which may be payable by the Company and/or the Employer in connection with the Award and any event Taxable Event related to the Grantee’s participation in the Plan (the “Employer’s Liability”).  Without prejudice to the foregoing, the Grantee shall enter into a joint election with the Company or the Employer, the form of such joint election being formally approved by HMRC (the “Joint Election”) and attached to this Appendix, and any other required consent or elections, including any such other joint elections as may be required between the Grantee and any successor to the Company and/or the Employer.  The Company and/or the Employer may collect the Employer’s Liability from the Grantee by any of the means set forth in Paragraph 6 of the Award Agreement.

The Grantee must enter into the Join Election attached to this Appendix concurrent with the execution of the Agreement.  If the Grantee does not enter into a Joint Election prior to the Vesting Date or if approval of the Joint Election has been withdrawn by HMRC, the Grantee may not be entitled to acquire Shares or receive any benefit under the Plan, without any liability to the Company or the Employer.

VIETNAM [TO UPDATE PRIOR TO GRANT]

Terms and Conditions

Settlement of Restricted Share Units and Sale of Shares.  The following provision supplements Paragraphs 2 and 4 of the Award Agreement:

The Grantee agrees to maintain any Shares the Grantee obtains upon vesting in an account with the designated Plan broker prior to sale.  Further, the Grantee agrees to immediately sell all Shares issued upon vesting of the Restricted Share Units.  The Grantee agrees that the Company is authorized to instruct its designated broker to assist with the mandatory sale of such Shares (on the Grantee’s behalf pursuant to this authorization) and the Grantee expressly authorizes the Company’s designated broker to complete the sale of such Shares.  The Grantee agrees to sign any forms and/or consents required by the Company’s broker to effectuate the sale of Shares in case of termination of the Grantee’s employment.  The Grantee acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of the Shares at any particular price.  Furthermore, the Grantee acknowledges that the sale of Shares will be made as soon as administratively possible after vesting, but the Company is not committing to sell the Shares at any particular time after vesting.

Upon the sale of the Shares, the Company agrees to pay the Grantee the cash proceeds from the sale of the Shares, less any brokerage fees or commissions and subject to any obligation to satisfy Tax-Related Items.  The Grantee acknowledges that the Grantee is not aware of any material nonpublic information with respect to the Company or any securities of the Company as of the date of the Agreement.

Exchange Control Information.  All cash proceeds received in relation to the Restricted Share Units must be immediately repatriated to Vietnam.  Such repatriation of proceeds may need to be effectuated through a special exchange control account established by the Company or any Subsidiary, including the Employer.  By accepting the Restricted Share Units, the Grantee consents and agrees that the cash proceeds may be transferred to such special account prior to being delivered to the Grantee.

ADDITIONAL WORDING TO INCLUDE IF ELECTION IS TO BE ENTERED INTO ELECTRONICALLY:

Onscreen disclaimer

If you are liable for National Insurance contributions (“NICs”) in the UK in connection with your participation in the Atlassian Corporation PLC 2015 Share Incentive Plan (the “Plan”), you are required to enter into an Election to transfer to you any liability for employer’s NICs that may arise in connection with your participation in the Plan.

Clicking on the [“ACCEPT”] box indicates your acceptance of the Election. You should read the “Important Note on the Election to Transfer Employer NICs” before accepting the Election.

Important Note on the Election to Transfer Employer NICs

If you are liable for National Insurance contributions (“NICs”) in the UK in connection with your participation in the Atlassian Corporation PLC 2015 Share Incentive Plan (the “Plan”), you are required to enter into an Election to transfer to you any liability for employer’s NICs that may arise in connection with your participation in the Plan.

By entering into the Election:

•                  you agree that any employer’s NICs liability that may arise in connection with your participation in the Plan will be transferred to you;

•                  you authorise your employer to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from your salary or other payments due or the sale of sufficient shares acquired pursuant to your awards; and

•                  you acknowledge that even if you have clicked on the [“ACCEPT”] box where indicated, the Company or your employer may still require you to sign a paper copy of this Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Election.

Please read the Election carefully.

Please print and keep a copy of the Election for your records.

ATLASSIAN CORPORATION PLC

2015 SHARE INCENTIVE PLAN

Election To Transfer the Employer’s National Insurance Liability to the Employee

This Election is between:

A.                                    [NAME OF EMPLOYEE] / [The individual who has obtained authorized access to this Election] (the “Employee”), who is employed by a company listed in the attached Schedule (the “Employer”) and who is eligible to receive share options and/or restricted share units (collectively, “Awards”) pursuant to the Atlassian Corporation PLC 2015 Share Incentive Plan (the “Plan”), and

B.                                    Atlassian Corporation PLC, with its registered office at c/o Herbert Smith Freehills LLP, Exchange House, Primrose Street, London EC2A 2EG, United Kingdom (the “Company”), which may grant Awards under the Plan and is entering into this Election on behalf of the Employer.

1.                                      Introduction

1.1                               This Election relates to all Awards granted to the Employee under the Plan up to the termination date of the Plan.

1.2                               In this Election the following words and phrases have the following meanings:

(a)                                 “Chargeable Event” means, in relation to the Awards:

(i)                                     the acquisition of securities pursuant to the Awards (within section 477(3)(a) of ITEPA);

(ii)                                  the assignment (if applicable) or release of the Awards in return for consideration (within section 477(3)(b) of ITEPA);

(iii)                               the receipt of a benefit in connection with the Awards, other than a benefit within (i) or (ii) above (within section 477(3)(c) of ITEPA);

(iv)                              post-acquisition charges relating to the Awards and/or shares acquired pursuant to the Awards (within section 427 of ITEPA); and/or

(v)                                 post-acquisition charges relating to the Awards and/or shares acquired pursuant to the Awards (within section 439 of ITEPA).

(b)                                 “ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

(c)                                  “SSCBA” means the Social Security Contributions and Benefits Act 1992.

1.3                               This Election relates to the employer’s secondary Class 1 National Insurance contributions (the “Employer’s Liability”) which may arise on the occurrence of a Chargeable Event in respect of the Awards pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

1.4                               This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

1.5                               This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

2.                                      The Election

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability on the Chargeable Event is hereby transferred to the Employee.  The Employee understands that, by signing or electronically accepting this Election, he or she will become personally liable for the Employer’s Liability covered by this Election.  This Election is made in accordance with paragraph 3B(1) of Schedule 1 of the SSCBA.

3.                                      Payment of the Employer’s Liability

3.1                               The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability from the Employee at any time after the Chargeable Event:

(i)                                     by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Chargeable Event; and/or

(ii)                                  directly from the Employee by payment in cash or cleared funds; and/or

(iii)                               by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards; and/or

(iv)                              by any other means specified in the applicable award agreement.

3.2                               The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities related to the Awards to the Employee until full payment of the Employer’s Liability is received.

3.3                               The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue & Customs on behalf of the Employee within 14 days after the end of the UK tax month during which the Chargeable Event occurs (or within 17 days after the end of the UK tax month during which the Chargeable Event occurs if payments are made electronically).

4.                                      Duration of Election

4.1                               The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

4.2                               Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and relevant award agreement.  This Election will continue in effect in respect of any awards which replace the Awards in circumstances where section 483 of ITEPA applies.

4.3                               This Election will continue in effect until the earliest of the following:

(i)                                     the Employee and the Company agree in writing that it should cease to have effect;

(ii)                                  on the date the Company serves written notice on the Employee terminating its effect;

(iii)                               on the date HM Revenue & Customs withdraws approval of this Election; or

(iv)                              after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

4.4                               This Election will continue in force regardless of whether the Employee ceases to be an employee of the Employer.

[Signature page follows]

Acceptance by the Employee

[The Employee acknowledges that, by signing this Election, the Employee agrees to be bound by the terms of this Election.

Name

Signature

Date	]

OR

[The Employee acknowledges that, by clicking on the [“ACCEPT”] box, the Employee agrees to be bound by the terms of this Election.]

Acceptance by the Company

The Company acknowledges that, by signing this Election or arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signature for and on
behalf of the Company

Position

Date

Schedule of Employer Companies

The employer companies to which this Election relates are:

Name	Atlassian (UK) Operations Limited
Registered Office:	c/o Herbert Smith Freehills LLP, Exchange House, Primrose Street, London EC2A 2EG UK
Company Registration Number:	8855064
Corporation Tax Reference:	193638277
PAYE Reference:	120/ZB08798